UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2025

TerrAscend Corp.

(Exact name of Registrant as Specified in Its Charter)

Canada	000-56363	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 City Centre Drive Suite 501
Mississauga, Ontario, Canada		L5B 1M5
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 844 628-3100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)*	Name of each exchange on which registered
N/A	TSNDF	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

* The registrant’s common shares, no par value, trade over-the-counter on OTCQX Best Market under the trading symbol “TSNDF”.

Item 3.02 Unregistered Sales of Equity Securities.

As previously disclosed, on June 6, 2019, TerrAscend Corp. (the “Company”) and certain consolidated entities acquired 49.9% of the outstanding equity interests in RHMT, LLC, Deep Thought, LLC and Howard Street Partners, LLC (collectively, the “Apothecarium Entities”). On January 19, 2024, the Company entered into a series of purchase agreements (the “Apothecarium Purchase Agreements”), whereby the Company acquired the remaining 50.1% of outstanding equity interests in the Apothecarium Entities. Pursuant to the Apothecarium Purchase Agreements, on June 2, 2025, the Company issued an aggregate of 5,457,898 common shares to the seller parties thereto at a price of $0.38 per share, which represents the twenty (20)-day volume-weighted average price of the Company’s common shares on the OTCQX for the period ending on May 20, 2025, for a total aggregate value of $2,074,002.38.

The securities described above were offered and sold in reliance upon (i) an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and (ii) exemptions from the formal valuation and minority shareholder approval requirements of MI 61–101 contained in sections 5.5(a) and 5.7(1)(a) of MI 61–101 in respect of the Insider Participation as the fair market value (as determined under MI 61-101) of the Insider Participation in the Private Placement is below 25% of the Company’s market capitalization (as determined in accordance with MI 61-101).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 28, 2025, Keith Stauffer notified the Company of his decision to resign as the Company’s Chief Financial Officer (“CFO”), effective July 18, 2025 (the “Final Date”). In accordance with the Company’s Share Unit Plan, the Board has agreed that Mr. Stauffer will receive pro-rata vesting of his restricted share units, through the term of his employment, provided he remains with the Company through the Final Date. Effective upon his departure, Alisa Campbell, currently Senior Vice President, Corporate Finance & Accounting, will assume leadership of the Company’s accounting and finance function on an interim basis reporting to Ziad Ghanem, President and Chief Executive Officer. A comprehensive search for a permanent CFO is underway.

Item 7.01 Regulation FD Disclosure.

The Company issued a press release on June 2, 2025 announcing the resignation of Keith Stauffer, the Company’s Chief Financial Officer. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 2, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TerrAscend Corp.

Date:	June 2, 2025	By:	/s/ Ziad Ghanem
Ziad Ghanem President & Chief Executive Officer